SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549





                                  FORM 8-K

                                Current Report
                     Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


                    Date of Report:  February 3, 2000
                   (Date of Earliest Event Reported)



                              HUMANA INC.
	(Exact name of Registrant as specified in its Charter)



      Delaware                  1-5975                       61-0647538
     (State of               (Commission                 (I.R.S. Employer
   Incorporation)            File Number)               Tax Identification
                                                                No.)


                        500 West Main Street
                       Louisville, KY 40202
               (Address of principal executive offices)


                         (502) 580-1000
        (Registrant's telephone number, including area code)

Item 5.	Other Events

On February 3, 2000, Humana Inc. (the "Company" or "Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

Exhibit 99. Copy of the Company's Press Release dated February 3, 2000.


	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.



_________________________________
BY:    Arthur P. Hipwell
       Senior Vice President &
       General Counsel

Dated: February 3, 2000

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Exhibit Index

Exhibit 99.  Copy of the Company's Press Release dated February 3, 2000.